                                                                    EXHIBIT 10.1


            SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter referred to as the "Second Amendment") executed as of the 24 day of January, 2003, by and among RANGE RESOURCES CORPORATION, a Delaware corporation ("Borrower") and BANK ONE, NA, a national banking association ("Bank One"), and each of the financial institutions which is a party hereto (as evidenced by the signature pages to this Amendment) or which may from time to time become a party hereto pursuant to the provisions of Section 29 of the Credit Agreement or any successor or assignee thereof (hereinafter collectively referred to as "Lenders", and individually, "Lender") and Bank One, as Administrative Agent ("Agent"), Fleet National Bank, as Co-Documentation Agent, Fortis Capital Corp., as Co-Documentation Agent, JPMorgan Chase Bank, as Co-Syndication Agent, Credit Lyonnais, New York Branch, as Co-Syndication Agent, Banc One Capital Markets, Inc., as Joint Lead Arranger and Joint Bookrunner and JPMorgan Chase Bank, as Joint Lead Arranger and Joint Bookrunner.

                                   WITNESSETH:

         WHEREAS, as of May 2, 2002, Borrower, Agent and the Lenders entered into an Amended and Restated Credit Agreement pursuant to which the Lenders made a credit facility available to Borrower (the "Credit Agreement"); and

         WHEREAS, as of December 27, 2002, Borrower and all the Lenders entered into a First Amendment to Amended and Restated Credit Agreement (the "First Amendment").

         WHEREAS, the Borrower has requested that the Lenders agree to make certain amendments to the Credit Agreement and the Lenders have agreed to do so on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, the parties agree to amend the Credit Agreement as follows:

         1. Unless otherwise defined herein all defined terms used herein shall have the same meaning as ascribed to such terms in the Credit Agreement.

         2. Section 1 of the Credit Agreement is hereby amended by adding the following new sentence to the end of the definition of "Pre-Approved Contract:"

                  "Provided; however, that Borrower may hedge, provide a floor price for, or swap either crude oil or natural gas for periods up to sixty (60) months if all such hedges covering any portion of the period from the end of the thirty-sixth (36th) month to the end of the sixtieth (60th) month do not cover more than fifty percent (50%) of Borrower's anticipated production from approved, developed producing reserves of crude oil or natural gas, as the case may be."

         3. Except to the extent its provisions are specifically amended, modified or superseded by this Second Amendment, the representations, warranties and affirmative and negative covenants of the Borrower contained in the Credit Agreement are incorporated herein by reference for all purposes as if copied herein in full. The Borrower hereby restates and reaffirms each and every term and provision of the Credit Agreement, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants. Except to the extent its provisions are specifically amended, modified or superseded by this Second Amendment, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the Borrower and the Lenders.

         4. This Second Amendment shall be effective as of the date first above written, but only upon the satisfaction of the conditions precedent set forth in Paragraph 6 hereof (the "Second Amendment Effective Date").

         5. The obligations of Lenders under this Second Amendment shall be subject to the following conditions precedent:

                  (a) Execution and Delivery. The Borrower and each Guarantor shall have executed and delivered this Second Amendment, and other required documents, all in form and substance satisfactory to the Agent;

                  (b) Representations and Warranties. The representations and warranties of the Borrowers under this Second Amendment are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties related solely to an earlier date);

                  (c) No Event of Default. No Event of Default shall have occurred and be continuing nor shall any event have occurred or failed to occur which, with the passage of time or service of notice, or both, would constitute an Event of Default;

                  (d) Other Documents. The Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Agent or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Agent;

                  (e) Legal Matters Satisfactory. All legal matters incident to the consummation of the transactions contemplated hereby shall be reasonably satisfactory to special counsel for the Agent retained at the expense of Borrower.

         6. Borrower hereby represents and warrants that all factual information heretofore and contemporaneously furnished by or on behalf of Borrower to Agent for purposes of or in connection with this Second Amendment does not contain any untrue statement of a material fact or omit to state any material fact necessary to keep the statements contained herein or therein from being misleading. Each of the foregoing representations and warranties shall constitute a representation and warranty of Borrower made under the Credit Agreement, and it shall be an

Event of Default if any such representation and warranty shall prove to have been incorrect or false in any material respect at the time given. Each of the representations and warranties made under the Credit Agreement (including those made herein) shall survive and not be waived by the execution and delivery of this Second Amendment or any investigation by Lenders.

         7. The Borrower agrees to indemnify and hold harmless the Lenders and their respective officers, employees, agents, attorneys and representatives (singularly, an "Indemnified Party", and collectively, the "Indemnified Parties") from and against any loss, cost, liability, damage or expense (including the reasonable fees and out-of-pocket expenses of counsel to the Lender, including all local counsel hired by such counsel) ("Claim") incurred by the Lenders in investigating or preparing for, defending against, or providing evidence, producing documents or taking any other action in respect of any commenced or threatened litigation, administrative proceeding or investigation under any federal securities law, federal or state environmental law, or any other statute of any jurisdiction, or any regulation, or at common law or otherwise, which is alleged to arise out of or is based upon any acts, practices or omissions or alleged acts, practices or omissions of the Borrower or its agents or arises in connection with the duties, obligations or performance of the Indemnified Parties in negotiating, preparing, executing, accepting, keeping, completing, countersigning, issuing, selling, delivering, releasing, assigning, handling, certifying, processing or receiving or taking any other action with respect to the Loan Documents and all documents, items and materials contemplated thereby even if any of the foregoing arises out of an Indemnified Party's ordinary negligence. The indemnity set forth herein shall be in addition to any other obligations or liabilities of the Borrower to the Lenders hereunder or at common law or otherwise, and shall survive any termination of this Second Amendment, the expiration of the Loan and the payment of all indebtedness of the Borrower to the Lenders hereunder and under the Notes, provided that the Borrower shall have no obligation under this section to the Lenders with respect to any of the foregoing arising out of the gross negligence or willful misconduct of the Lenders. If any Claim is asserted against any Indemnified Party, the Indemnified Party shall endeavor to notify the Borrower of such Claim (but failure to do so shall not affect the indemnification herein made except to the extent of the actual harm caused by such failure). The Indemnified Party shall have the right to employ, at the Borrower's expense, counsel of the Indemnified Parties' choosing and to control the defense of the Claim. The Borrower may at its own expense also participate in the defense of any Claim. Each Indemnified Party may employ separate counsel in connection with any Claim to the extent such Indemnified Party believes it reasonably prudent to protect such Indemnified Party. THE PARTIES INTEND FOR THE PROVISIONS OF THIS SECTION TO APPLY TO AND PROTECT EACH INDEMNIFIED PARTY FROM THE CONSEQUENCES OF STRICT LIABILITY IMPOSED OR THREATENED TO BE IMPOSED ON ANY INDEMNIFIED PARTY AS WELL AS FROM THE CONSEQUENCES OF ITS OWN NEGLIGENCE, WHETHER OR NOT THAT NEGLIGENCE IS THE SOLE, CONTRIBUTING, OR CONCURRING CAUSE OF ANY CLAIM.

         8. This Second Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         9. WRITTEN CREDIT AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THE FIRST AMENDMENT AND THIS SECOND AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND

MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.

         10. The Guarantors hereby consent to the execution of this Second Amendment by the Borrower and reaffirms their guaranties of all of the obligations of the Borrower to the Lenders. Borrower and Guarantors acknowledge and agree that the renewal, extension and amendment of the Credit Agreement shall not be considered a novation of account or new contract but that all existing rights, titles, powers, and estates in favor of the Lenders constitute valid and existing obligations in favor of the Lenders. Borrower and Guarantors each confirm and agree that (a) neither the execution of this Second Amendment or any other Loan Document nor the consummation of the transactions described herein and therein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower and the Guarantors under the Loan Documents and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect. Each Guarantor hereby further confirms that it unconditionally guarantees to the extent set forth in their respective Guaranties the due and punctual payment and performance of any and all amounts and obligations owed to the Lenders under the Credit Agreement or the other Loan Documents.

         IN WITNESS WHEREOF, the parties have caused this Second Amendment to Credit Agreement to be duly executed as of the date first above written.

                        BORROWER:

                        RANGE RESOURCES CORPORATION
                        a Delaware corporation


                        By:
                           --------------------------------------------
                                 Eddie LeBlanc, Chief Financial Officer

                        GUARANTORS:

                        RANGE ENERGY I, INC.
                        a Delaware corporation


                        By:
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                        Name:
                             ------------------------------------------
                        Title:
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                        RANGE HOLDCO, INC.
                        a Delaware corporation


                        By:
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                        Name:
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                        Title:
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                        RANGE PRODUCTION COMPANY
                        a Delaware corporation


                        By:
                           --------------------------------------------
                        Name:
                             ------------------------------------------
                        Title:
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                        RANGE ENERGY VENTURES
                        CORPORATION, a Delaware corporation


                        By:
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                        Name:
                             ------------------------------------------
                        Title:
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                        GULFSTAR ENERGY, INC.
                        a Delaware corporation


                        By:
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                        Name:
                             ------------------------------------------
                        Title:
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                        RANGE ENERGY FINANCE CORPORATION
                        a Delaware corporation


                        By:
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                        Name:
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                        Title:
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                        LENDERS:

                        BANK ONE, NA, a national
                        banking association (Main
                        Office Chicago) as a Lender
                        and Administrative Agent


                        By:
                           --------------------------------------------
                                 Wm. Mark Cranmer
                                 Director, Capital Markets

                        BANK OF SCOTLAND


                        By:
                           --------------------------------------------
                        Name:
                             ------------------------------------------
                        Title:
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                        JPMORGAN CHASE BANK


                        By:
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                        Name:
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                        Title:
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                        COMPASS BANK


                        By:
                           --------------------------------------------
                                 Kathleen J. Bowen, Vice President

                        CREDIT LYONNAIS, NEW YORK BRANCH


                        By:
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                        Name:
                             ------------------------------------------
                        Title:
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                        FLEET NATIONAL BANK



                        By:
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                        Name:
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                        Title:
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                        FORTIS CAPITAL CORP.


                        By:
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                        Name:
                             ------------------------------------------
                        Title:
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                        By:
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                        Name:
                             ------------------------------------------
                        Title:
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                        NATEXIS BANQUES POPULAIRES


                        By:
                           --------------------------------------------
                        Name:
                             ------------------------------------------
                        Title:
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                        By:
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                        Name:
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                        Title:
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